SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 17, 2004

                              BELLSOUTH CORPORATION
             (Exact name of registrant as specified in its charter)


         Georgia                     1-8607                58-1533433
     (State or other              (Commission         (IRS Employer
     jurisdiction of              File Number)         Identification No.)
     incorporation)


  Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia       30309-3610
        (Address of principal executive offices)                   (Zip Code)


               Registrant's telephone number, including area code
                                 (404) 249-2000




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The copy of the Agreement and Plan of Merger erroneously filed with Cingular's Form 8-K on February 17, 2004, and incorporated by reference into BellSouth's Form 8-K filed as of that date, was not the executed version of that agreement. The copy incorporated by reference from this Form 8-K/A is the definitive copy of the agreement. The only differences between the erroneously filed agreement and the executed agreement are contained in Section 4.1(a).

(c)      Exhibits

     The following exhibit is filed as part of this report:

     Exhibit 99-a Agreement and Plan of Merger by and among AT&T Wireless Services, Inc., Cingular Wireless Corporation, Cingular Wireless LLC and Links I Corporation, and, solely with respect to Sections 5.3, 6.1(b), 6.5(b) and Article IX of the Agreement and Plan of Merger, SBC Communications Inc. and BellSouth Corporation dated as of February 17, 2004 (incorporated by reference to Exhibit 99.1 from the Current Report on Form 8-K/A of Cingular Wireless LLC dated February 17, 2004 and filed on February 18, 2004, File No. 001-31673)

                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:  /s/ W. Patrick Shannon
     W. Patrick Shannon
     Vice President - Finance
     February 18, 2004